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                                                                EXHIBIT 10.15.1


INTERNATIONAL TRADE SERVICES
525 MARKET STREET, 25TH FLOOR
SAN FRANCISCO, CA 94105


                                                                PAGE 1

DATE OF ADVICE: DECEMBER 21, 2001

              AMENDMENT TO CREDIT NO SVB01IS3573 OF
              SILICON VALLEY BANK DATED MARCH 28, 2001
              AMENDMENT N0. 1

              OUR ADVICE NUMBER NNE42-5237

              APPLICANT: ART TECHNOLOGY GROUP, INC.
                         25 FIRST STREET
                         CAMBRIDGE, MA 02141

OPENING BANK:
SILICON VALLEY BANK
3003 TASMAN DRIVE
SANTA CLARA, CA 95054

BENEFICIARY:
AMGEN CAMBRIDGE REAL ESTATE HOLDINGS, INC.
OEN AMGEN CENTER DRIVE
THOUSAND OAKS, CA 91320

AT THE REQUEST OF THE ABOVE MENTIONED BANK, WE ENCLOSE THE ORIGINAL OF THEIR AMENDMENT DATED DECEMBER 19, 2001.

SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS, WE CONFIRM SAID IRREVOCABLE LETTER OF CREDIT IN THE AMOUNT OF ?8,000,000.00 AS AMENDED IN ACCORDANCE WITH AMENDMENT NO. 1 DATED DECEMBER 19, 2001 AND THEREBY UNDERTAKE THAT ALL DRAFTS DRAWN AND PRESENTED TO US AT OUR ABOVE OFFICE IN COMPLIANCE WITH THE TERMS OF THE LETTER OF CREDIT AND ON OR BEFORE THE EXPIRATION DATE OF OUR CONFIRMATION WILL BE DULY HONORED. OUR CONFIRMATION EXPIRES AT OUR ABOVE OFFICE ON
DECEMBER 31, 2002 BUT SHALL BE AUTOMATICALLY EXTENDED WITHOUT WRITTEN AMENDMENT TO DECEMBER 31 IN EACH SUCCEEDING CALENDAR YEAR UP TO DECEMBER 31, 2005 AND THEN TO, BUT NOT BEYOND, AUGUST 31, 2006 UNLESS WE HAVE SENT WRITTEN NOTICE TO YOU AT YOUR ADDRESS SPECIFIED IN THE LETTER OF CREDIT, BY
REGISTERED MAIL OR EXPRESS COURIER THAT WE ELECT NOT TO RENEW OUR
CONFIRMATION BEYOND THE DATE SPECIFIED IN SUCH NOTICE, WHICH DATE WILL BE DECEMBER 31, 2002 OR ANY SUBSEQUENT DECEMBER 31, OCCURRING BEFORE AUGUST 31, 2006 AND BE AT LEAST THIRTY (30) CALENDAR DAYS AFTER THE DATE WE SEND YOU SUCH NOTICE.

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INTERNATIONAL TRADE SERVICES
525 MARKET STREET, 25TH FLOOR
SAN FRANCISCO, CA 94105


                                                                PAGE 2


THIS LETTER OF CREDIT IS TRANSFERABLE AND TRANSFER MAY ONLY BE EFFECTED BY WELLS FARGO BANK, N.A., SAN FRANCISCO, CA. NO TRANSFER MAY BE MADE TO A PERSON OR ENTITY (TRANSFEREE WHO IS (1) A SPECIALLY DESIGNATED NATIONAL TERRORIST OR A NARCOTICS TRAFFICKER, A BLOCKED ENTITY, OR A PERSON OR ENTITY WITH RESPECT TO WHICH TRANSACTION ARE PROHIBITED OR OTHERWISE RESTRICTED PURSUANT TO THE FOREIGN ASSETS CONTROL REGULATIONS OF THE UNITED STATES TREASURY DEPARTMENT OR (2) SUBJECT TO A DENIAL ORDER OF THE U.S. DEPARTMENT OF COMMERCE, BUREAU OF EXPORT ADMINISTRATION, OR (3) LOCATED IN, OR A NATIONAL OF TALIBAN CONTROLLED AREA OF AFGHANISTAN, CUBA, IRAN, IRAQ, LIBYA, NORTH KOREA, SUDAN AND UNITA CONTROLLED AREA OF ANGOLA. THE TRANSFER REQUEST FORM MUST BE IN THE FORM OF EXHIBIT A, AS PER ATTACHED.

ALL TRANSFER FEES ARE FOR ACCOUNT OF APPLICANT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO AN ACCOUNT WITH US OR AT ANOTHER BANK, WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

DOCUMENTS MUST BE FORWARDED TO US VIA COURIER IN ONE PARCEL AND MAY BE MAILED TO WELLS FARGO BANK, N.A. TRADE SERVICES OPERATIONS-NORTH, 525 MARKET STREET, 25TH FLOOR, MAC: A0103-255, SAN FRANCISCO, CA 94105.

EXCEPT AS OTHERWISE PROVIDED IN THE ATTACHED AMENDMENT, THIS CONFIRMATION OF LETTER OF CREDIT IS SUBJECT TO UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500.



                                         WELLS FARGO, N.A.



                                         ---------------------------------
                                         (AUTHORIZED SIGNATURE)


PLEASE CONTACT JIM KAMVAR BY TELEPHONE AT 415-39?-3919 OR BY FAX AT
(415) 541-0299 REGARDING ANY INQUIRIES.